UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

THE WISER OIL COMPANY

(Exact name of registrant as specified in is charter)

Delaware	0-5426	55-0522128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8115 Preston Road, Suite 400

Dallas, Texas 75225

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (214) 265-0080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibit Item	Description

99.1	Press Release dated November 12, 2003, “The Wiser Oil Company Reports $0.21 EPS for Third Quarter 2003.”

Item 12. Results of Operations and Financial Condition

On November 12, 2003, The Wiser Oil Company issued a press release announcing financial results for the quarter ended September 30, 2003. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall such Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WISER OIL COMPANY

Date: November 12, 2003	By:	/s/ George K. Hickox, Jr.

George K. Hickox, Jr. Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Item Number	Exhibit

99.1	Press Release dated November 12, 2003, “The Wiser Oil Company Reports $0.21 EPS for Third Quarter 2003.”